EXHIBIT 99.2


                     KOHLER MIX SPECIALTIES BROADENS PRODUCT
                     RECALL BECAUSE OF POSSIBLE HEALTH RISK

        No Half-Gallon or Gallon Containers Are Involved in This Recall;
                It Involves Dairy Products in Small Cartons Only

         White Bear Lake, MN Feb. 6 -- Kohler Mix Specialties, Inc. announced today that it is broadening a recall of cartoned milk products produced at its White Bear Lake, MN plant. As a precaution, Kohler Mix is today recalling ALL cartoned products produced at its White Bear Lake, MN plant. The plant code of "PLT 27-416" is found on the top seal of the carton along with the use by date. This information is printed in black ink. A complete listing of the products under recall follows the body of this release. On February 2, 1999 Kohler announced a recall of certain single-serve 2% milk in 10 ounce cartons. Since the recall started, tests on two unsealed cartons of 2% milk in 10 ounce cartons returned from the marketplace have indicated the potential for the presence of Listeria monocytogenes, an organism which can cause serious and sometimes fatal infections in young children, frail or elderly people, and others with weakened immune systems. Healthy individuals may suffer only short-term symptoms, such as fever, headaches, stiffness, nausea, abdominal pain and diarrhea, from listeria infection.

         The source of the possible contamination is unknown at this time. Kohler Mix has done extensive testing of production samples. All samples have tested negative for the presence of listeria.

         There has been no report of a serious illness related to the products subject to the recall. Consumers are advised to NOT consume these products and should return the items to the store or outlet where they purchased the products for a refund. Consumers can call Kohler Mix at 800-446-0994 for further information. Officials from the Minnesota Department of Agriculture and the U.S. Food and Drug Administration have been advised of the situation and are working with Kohler Mix to monitor the recall.

         James Kohler, President of Kohler Mix Specialties, Inc., commented, "We take our commitment to quality very seriously. We have decided to take this precautionary measure to ensure consumer safety."

         Kohler Mix management stressed that the products subject to the recall are only cartons from the noted production dates at its White Bear Lake plant. None of Kohler's production from its Sulphur Springs, TX plant is affected and no other products produced at the White Bear Lake plant are affected. Management also stressed that all cartoned production lines at the White Bear Lake facility are undergoing a thorough inspection. Production of cartoned products is expected to resume on February 7, 1999. As an additional precaution, Kohler has enhanced its "test and release" process whereby all cartoned products will undergo additional quality assurance measures prior to shipping.

         The following products are subject to the recall, the products will have a "use by date" on or between the dates listed below. All of these products have the plant code of PLT 27-416.


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


               Carton                                                           WITH A "USE
Brand          Size            Product Description                              BY" DATE:
Becker's       Quart           Ultra-Pasteurized Heavy Whipping Cream           March 16 thru April 13

Becker's       Quart           Ultra-Pasteurized 40% Heavy Whipping Cream       March 06 thru April 05

Dairy Fresh    Quart           Half & Half                                      Jan 20 thru Feb 21

Hardees        Half Pint       Ultra-Pasteurized 2% Milkfat Vitamin A&D         Feb 10 thru March 19

Kemps          Pint            Ultra-Pasteurized Half & Half                    March 07 thru April 06

Kemps          Pint            Ultra-Pasteurized Heavy Whipping Cream           March 01 thru March 22

Kemps          Pint            Sweetened Fat Free Half & Half                   March 06 thru April 07
                               Ultra-Pasteurized

Kemps          Quart           Dairy Good Lactose Reduced Lowfat Milk           *Feb 14 thru March 22
                               2% Milkfat

Kemps          Quart           Dairy Good Lactose Reduced Lowfat Milk           *Feb 14 thru March 22
                               1% Milkfat

Kemps          Quart           Dairy Good Lactose Reduced NONFAT                Feb 14 thru March 15
                               Milk

Kemps          8oz             Ultra-Pasteurized Heavy Whipping Cream           March 01 thru April 05

Kemps          8oz             2% Lowfat Milk                                   Feb 11 thru March 24

Kemps          8oz             Skim Milk                                        Feb 15 thru March 15*

Kemps          8oz             Swiss Style Chocolate Lowfat Milk                Feb 27 thru March 30

Kohler Mix     10oz            1% Lowfat Milk                                   Feb 14 thru March 22
Specialties

Kohler Mix     Quart           Ultra-Pasteurized Artificially Flavored          March 28 thru May 05
Specialties                    Sweetened Whipping Cream

Kohler Mix     Half Pint       Ultra-Pasteurized 2% Milkfat Vitamin A&D         Jan 28* thru March 24
Specialties

Kohler Mix     Half Pint       Ultra-Pasteurized 1/2% Milkfat Vitamin           Feb 21 thru March 30
Specialties                    A&D Chocolate Lowfat Milk

Land O Lakes   10oz            Ultra Pasteurized 1% Lowfat Milk                 Feb 14 thru March 22

Land O Lakes   10oz            Ultra Pasteurized Milk                           Feb 13 thru March 22

Land O Lakes   10oz            Ultra Pasteurized Chocolate Lowfat Milk          Feb 21 thru March 30

Land O Lakes   10oz            Ultra Pasteurized Fat Free Skim Milk             Feb 15 thru March 23

Land O Lakes   10oz            Ultra Pasteurized 2% Reduced Fat Milk            Feb 10 thru March 24


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


Land O Lakes   Pint            Ultra Pasteurized 2% Reduced Fat Milk            Feb 14 thru March 22

Land O Lakes   Pint            Ultra Pasteurized Chocolate Lowfat Milk          Feb 27 thru March 23

Land O Lakes   Pint            Ultra Pasteurized Milk                           Feb 15 thru March 01

Land O Lakes   Pint            Ultra Pasteurized Fat Free Skim Milk             Feb 23 thru March 22

Land O Lakes   Pint            Ultra Pasteurized Gourmet Fat Free Half &        March 07 thru April 13
                               Half

Land O Lakes   Pint            Ultra Pasteurized HAZELNUT Fat Free Half         March 17 thru April 05
                               & Half

Land O Lakes   Pint            Ultra Pasteurized FRENCH VANILLA Fat             March 23 thru April 04
                               Free Half & Half

Land O Lakes   Pint            Ultra Pasteurized Gourmet Half & Half            March 07 thru April 06

Land O Lakes   Pint            Ultra Pasteurized Gourmet Heavy                  March 07 thru April 05
                               Whipping Cream

Land O Lakes   Pint            Ultra Pasteurized Premium Chocolate Milk         Feb 26 thru April 04

Land O Lakes   Quart           Ultra Pasteurized Fat Free Skim Milk             Feb 15 thru March 23

Land O Lakes   Quart           Ultra Pasteurized 1% Lowfat Milk                 Feb 13 thru March 22

Land O Lakes   Quart           Ultra Pasteurized 2% Lowfat Milk                 Feb 14 thru March 22

Land O Lakes   Quart           Ultra Pasteurized Chocolate Lowfat Milk          Feb 21 thru March 30

Land O Lakes   Quart           Ultra Pasteurized Gourmet Half & Half            March 07* thru April 05

Land O Lakes   Quart           Ultra Pasteurized Gourmet Heavy                  March 01 thru April 13
                               Whipping Cream

Land O Lakes   Quart           Gourmet Heavy Whipping Cream                     Jan 15 thru Feb 28

Land O Lakes   Quart           Ultra Pasteurized Gourmet Fat Free Half &        March 07 thru April 13
                               Half

Land O Lakes   Quart           Ultra Pasteurized Premium Chocolate Milk         Feb 26 thru April 04

Land O Lakes   Half Pint       Ultra Pasteurized Gourmet Heavy                  March 01 thru April 05
                               Whipping Cream

Muller         Pint            Half & Half                                      April 06 thru April 06
Pinehurst

Muller         Quart           Ultra-Pasteurized Heavy Whipping Cream           March 07 thru March 16
Pinehurst

Muller         Quart           Ultra-Pasteurized Half & Half                    March 07 thru March 30
Pinehurst


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


Muller         Half Pint       Ultra-Pasteurized Heavy Whipping Cream           March 01 thru March 29
Pinehurst

Oak Grove      Quart           100% Lactose Free Skim Milk                      Feb 14 thru March 15

Oak Grove      Quart           100% Lactose Free 2% Milkfat                     Feb 14 thru March 15

Perkins        Quart           Ultra-Pasteurized Artificially Flavored          March 28 thru May 05
                               Sweetened Whipping Cream

Roundy's       Pint            Grade A Ultra-Pasteurized Half & Half            March 14* thru April 13

Roundy's       Quart           Grade A Ultra-Pasteurized Half & Half            March 14 thru April 12

Roundy's       Half Pint       Grade A Ultra-Pasteurized Heavy Whipping         March 08 thru April 12
                               Cream

Wendy's        Half Pint       2% Reduced Fat Milk Ultra-Pasteurized            Feb 11 thru March 05

Asterisk indicates revision.

Kohler Mix Specialties, Inc. is a wholly-owned subsidiary of Michael Foods, Inc.


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